STATEMENT OF INVESTMENTS
BNY Mellon International Equity Fund

December 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.6%
Australia - 2.4%
National Australia Bank Ltd.	493,969		10,109,743
Bermuda - 2.0%
Hiscox Ltd.	623,679	[a]	8,214,794
China - 2.5%
Alibaba Group Holding Ltd.	321,996	[a]	3,558,047
Ping An Insurance Group Company of China Ltd., Cl. H	1,067,000	[a]	7,060,522
			10,618,569
Denmark - 1.3%
Chr. Hansen Holding A/S	41,987		3,020,226
Novozymes A/S, Cl. B	46,982	[a]	2,379,940
			5,400,166
France - 12.4%
Air Liquide SA	40,685	[a]	5,766,187
AXA SA	147,634	[a]	4,117,597
Cie de Saint-Gobain	79,538	[a]	3,886,707
L'Oreal SA	15,894	[a]	5,675,781
LVMH SE	8,049		5,858,054
Sanofi	112,735	[a]	10,841,638
SCOR SE	305,780	[a]	7,034,154
Vinci SA	83,665		8,354,978
			51,535,096
Germany - 3.1%
Bayer AG	65,402	[a]	3,383,213
Deutsche Post AG	88,756	[a]	3,342,412
SAP SE	59,956	[a]	6,186,301
			12,911,926
Hong Kong - 2.3%
AIA Group Ltd.	876,912	[a]	9,751,643
India - 1.0%
Housing Development Finance Corp.	124,288	[a]	3,962,553
Ireland - 1.1%
CRH PLC	115,238		4,565,425
Japan - 17.6%
Advantest Corp.	93,700		6,054,374
East Japan Railway Co.	157,900		9,047,607
Ebara Corp.	139,600		5,020,664
Pan Pacific International Holdings Corp.	408,400		7,633,383
Recruit Holdings Co.	153,113		4,873,156
Sony Group Corp.	92,600		7,080,471

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Japan - 17.6% (continued)
Sugi Holdings Co.	137,800		6,163,411
TechnoPro Holdings Inc.	455,000		12,220,931
Topcon Corp.	472,200		5,508,520
Toyota Industries Corp.	173,700		9,582,353
			73,184,870
Netherlands - 3.7%
Koninklijke Ahold Delhaize NV	279,681	[a]	8,035,481
Universal Music Group NV	299,596		7,219,014
			15,254,495
Norway - 1.1%
TOMRA Systems ASA	276,529	[a]	4,674,302
South Korea - 1.7%
Samsung SDI Co.	15,325		7,162,574
Spain - .8%
Amadeus IT Group SA	64,599	[a]	3,357,232
Sweden - 1.9%
Swedbank AB, Cl. A	469,049		7,969,677
Switzerland - 13.6%
Alcon Inc.	77,026	[a]	5,263,075
Lonza Group AG	9,997	[a]	4,898,762
Nestle SA	115,416	[a]	13,373,352
Novartis AG	122,279	[a]	11,054,238
Roche Holding AG	43,557	[a]	13,684,430
Zurich Insurance Group AG	17,592	[a]	8,415,013
			56,688,870
United Kingdom - 29.1%
Anglo American PLC	284,297	[a]	11,123,878
Ashtead Group PLC	51,237		2,923,708
AstraZeneca PLC	94,522	[a]	12,819,075
BAE Systems PLC	958,225		9,916,299
Barclays PLC	6,771,843	[a]	12,977,746
BP PLC	1,202,214		6,902,276
British American Tobacco PLC	126,919		5,035,092
Croda International PLC	47,602	[a]	3,800,499
Diageo PLC	254,043	[a]	11,210,073
Linde PLC	7,392		2,416,955
National Grid PLC	314,631		3,793,842
Prudential PLC	680,694	[a]	9,278,480
RELX PLC	247,082	[a]	6,834,394
Shell PLC	636,839		17,908,025
SSE PLC	192,782		3,990,052
			120,930,394
Total Common Stocks (cost $339,682,138)			406,292,329

	Preferred Dividend Yield (%)
Preferred Stocks - 1.2%
Germany - 1.2%
Volkswagen AG (cost $10,230,163)	21.54	39,475	4,919,445
Total Investments (cost $349,912,301)		98.8%	411,211,774
Cash and Receivables (Net)		1.2%	4,980,838
Net Assets		100.0%	416,192,612

a Non-income producing security.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon International Equity Fund

December 31, 2022 (Unaudited)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
British Pound	20,046,484	United States Dollar	24,636,679	2/15/2023	(371,788)
Euro	11,902,809	British Pound	10,493,266	2/15/2023	81,542
State Street Bank and Trust Company
British Pound	10,493,265	Euro	12,219,738	2/15/2023	(421,906)
UBS Securities LLC
United States Dollar	22,990,370	British Pound	20,046,484	2/15/2023	(1,274,521)
Gross Unrealized Appreciation					81,542
Gross Unrealized Depreciation					(2,068,215)

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon International Equity Fund

December 31, 2022 (Unaudited)

The following is a summary of the inputs used as of December 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	406,292,329	-	-	406,292,329
Equity Securities - Preferred Stocks	4,919,445	-	-	4,919,445
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	81,542	-	81,542
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(2,068,215)	-	(2,068,215)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board Members (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at December 31, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

At December 31, 2022, accumulated net unrealized appreciation on investments was $61,299,473, consisting of $84,794,378 gross unrealized appreciation and $23,494,905 gross unrealized depreciation.

At December 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.